ACKNOWLEDGEMENT, CONSENT AND WAIVER AGREEMENT
This Acknowledgement, Consent and Waiver Agreement (this “Agreement”), dated as of December 29, 2016, is entered into by and among Comstock Mining Inc., a Nevada corporation (“Comstock”), Northern Comstock LLC, a Nevada limited liability company (“Northern Comstock”), DWC Resources Inc., a Nevada corporation (“DWC”), The InterGroup Corporation, a Delaware corporation (“InterGroup”), Santa Fe Financial Corporation, a California corporation (“Santa Fe”), Portsmouth Square, Inc., a California corporation (“Portsmouth”) and John V. Winfield (“Winfield”). Reference is made to: (i) the Limited Liability Company Operating Agreement of Northern Comstock, dated as of October 19, 2010, as amended prior to the date hereof (the “NC Agreement”), by and among Comstock, DWC and Winfield; and (ii) Stockholders Agreement, dated as of July 29, 2015 (the “Stockholders Agreement”), by and among Comstock, Northern Comstock, DWC, InterGroup, Santa Fe, Portsmouth and Winfield.
WHEREAS, Comstock desires to enter into a debenture to borrow $12,000,000 on term substantially consistent with those set forth in the term sheet attached hereto as Exhibit A (the “Debenture”); and
WHEREAS, pursuant to the Stockholders Agreement, Comstock is not permitted to incur certain indebtedness without the prior consent of Northern Comstock, DWC, InterGroup, Santa, Portsmouth and Winfield; and
WHEREAS, Comstock is obligated to make certain capital contributions to Northern Comstock pursuant to, and in accordance with, the terms of the NC Agreement and Comstock will use some of the proceeds of the Debenture to make capital contributions to Northern Comstock in an amount equal to $330,000; and
WHEREAS, in connection with the foregoing, Comstock, Northern Comstock, DWC, InterGroup, Santa, Portsmouth and Winfield have determined to enter into this Agreement.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agree as follows:
1. Each of Northern Comstock, DWC, InterGroup, Santa, Portsmouth and Winfield hereby consent to and authorize Comstock to incur the indebtedness and perform the obligations and cause its subsidiaries to perform the obligations, contemplated by the Debenture.
2. Each of Northern Comstock, DWC and Winfield hereby irrevocably waives any defaults arising from, or related to, the failure of Comstock to make capital contributions or incur other expenditures required pursuant to the NC Agreement on or prior to the date hereof.
3. Each of Northern Comstock, DWC and Winfield hereby acknowledges and agrees that the closing of the Debenture and the transactions contemplated thereby shall not be deemed to constitute a “Liquidity Surplus Event,” a “One Payment Liquidity Surplus Event” or a “Two Payment Liquidity Surplus Event,” in each case, as defined in the NC Agreement.
4. Each person signing this Agreement represents and warrants that he is duly authorized and has legal capacity to execute and deliver this Agreement. Each party represents and warrants to the other parties that the execution and delivery of the Agreement and the performance of such party’s obligations hereunder have been duly authorized and that the Agreement is a valid and legal agreement binding on such party and enforceable in accordance with its terms and each party agrees to indemnify and hold harmless each other party from any claim that such authority did not exist.
5. The parties agree that, from time to time, each of them will execute and deliver, or cause to be executed and delivered, such further agreements and instruments and take such other action as may be necessary to effectuate the provisions, purposes, and intents of this Agreement.

6. This Agreement shall be governed by and be construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

7. This Agreement may be executed by facsimile and electronically by pdf and in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (including by facsimile and electronically by pdf) to the other parties hereto.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement, Consent and Waiver Agreement to be duly executed and delivered, all as of the date first set forth above.

COMSTOCK MINING INC.

By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis
Title: President and Chief Executive Officer

NORTHERN COMSTOCK LLC

By:	/s/ John V. Winfield
Name: John V. Winfield
Title: Manager

DWC RESOURCES, INC.

By:	/s/ John V. Winfield
Name: John V. Winfield
Title: Chairman

THE INTERGROUP CORPORATION

By:	/s/ John V. Winfield
Name: John V. Winfield
Title: Chairman

SANTA FE FINANCIAL CORPORATION

By:	/s/ John V. Winfield
Name: John V. Winfield
Title: Chairman

PORTSMOUTH SQUARE, INC.

/s/ John V. Winfield
Name: John V. Winfield
Title: Chairman
/s/ John V. Winfield
Name: John V. Winfield